THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln Investor Advantage®, Lincoln Investor Advantage® (2018),
Lincoln Investor Advantage® Advisory, Lincoln Investor Advantage® Advisory Choice,
Lincoln Investor Advantage® Fee-Based, Lincoln Investor Advantage® RIA Class,
Lincoln Investor Advantage® Pro, Lincoln Investor Advantage® Pro Advisory,
Lincoln Investor Advantage® Pro Advisory Choice

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage®, Lincoln Investor Advantage® (2018),
Lincoln Investor Advantage® Advisory, Lincoln Investor Advantage® Fee-Based

Supplement dated February 7, 2023 to the Prospectus dated May 1, 2022

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

On January 27, 2023, the Board of Trustees of Putnam Variable Trust approved a plan to liquidate Putnam VT Multi-Asset Absolute Return Fund, upon recommendation by Putnam Investment Management, LLC. The liquidation of the fund is expected to occur on or about April 21, 2023, although the fund may make dispositions of portfolio holdings prior to the liquidation date. As a result, this fund will no longer be available as an investment option under your Contract. If you have invested in this fund, you must transfer all money out of the fund and into another Subaccount within your Contract. This transfer may be made any time prior to the close of business on April 20, 2023.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund subaccount on April 21, 2023. Once this transfer occurs, any future allocations of Purchase Payments and/or Contract Value (or Account Value under i4LIFE® Advantage) that you previously designated to this fund will be allocated to the LVIP Government Money Market Fund subaccount. This investment will become your allocation instructions until you tell us otherwise. For complete details regarding this fund liquidation, please refer to the funds’ prospectuses.

Please retain this Supplement for future reference.